UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017 (May 25, 2017)

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 207-2100

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2017, RAIT Financial Trust, a Maryland real estate investment trust (“RAIT” or the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with Highland Capital Management, L.P. (“Highland”) and each of the other persons set forth on the signature page of the Cooperation Agreement (each, an “Investor” and collectively, the “Investors” or the “Investor Group”).

Pursuant to the Cooperation Agreement, the Investor Group has agreed to terminate its pending proxy contest against the Company and withdraw the notice of nomination submitted by a Highland affiliate proposing to seek the election of five candidates to the RAIT Board of Trustees (the “Board”) at RAIT’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”).

Pursuant to the Cooperation Agreement, RAIT has agreed that (i) following the certification of the vote of RAIT’s shareholders at the 2017 Annual Meeting, but no later than forty-five (45) calendar days from the date of execution of the Cooperation Agreement, the Board shall appoint either Nancy Jo Kuenstner or Andrew C. Richardson to its membership (the “New Trustee”) to serve on the Board until the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”), (ii) within one hundred twenty (120) calendar days from the execution of the Cooperation Agreement, the RAIT Board shall appoint a new trustee (the “Second New Trustee”) who shall not be an Affiliate or Associate (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) of the Investor Group (or a previous member of a Schedule 13D group with any member of the Investor Group) to serve on the Board until the 2018 Annual Meeting, provided that the Investor Group will have one veto right with respect to the person chosen by the RAIT Board to serve as the Second New Trustee, (iii) during the Cooperation Period (as defined below), no less frequently than once every sixty (60) days, one or more members of RAIT’s management shall use its commercially reasonable efforts to schedule a telephonic meeting with a representative of the Investor Group to discuss information regarding RAIT that RAIT has, prior to such meeting, publicly disclosed, and (iv) RAIT will reimburse the Investor Group $250,000 for its out-of-pocket expenses, including legal fees and expenses, as actually incurred by the Investor Group in connection with the matters related to the 2017 Annual Meeting, the filing of a Schedule 13D amendment in connection with the 2017 Annual Meeting and the negotiation and execution of the Cooperation Agreement.

Under the terms of the Cooperation Agreement, the Investor Group has agreed to certain standstill provisions with respect to the Investor Group’s actions with regard to RAIT and its Common Shares of Beneficial Interest, $0.03 par value per share (the “Common Shares”), RAIT’s 7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, $0.01 par value per share, RAIT’s 8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, $0.01 par value per share, and RAIT’s 8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, $0.01 par value per share. A majority of the standstill provisions would be in effect for a “standstill period” commencing on the date of the Cooperation Agreement and ending two years from the date of the Cooperation Agreement. The other standstill provisions would be in effect for a “cooperation period” that commenced on the date of the Cooperation Agreement and ends at 11:59 p.m. Eastern Time on the date of the certification of the vote of shareholders at the 2018 Annual Meeting (the “Cooperation Period”).

Pursuant to the Cooperation Agreement, each of the Investors has agreed, at each annual and special meeting of shareholders held prior to the expiration of the Cooperation Period, to (A) appear, in person or by execution of the Company’s proxy card, at such shareholders’ meeting or otherwise cause all Common Shares beneficially owned by each Investor and their respective Affiliates and Associates to be counted as present thereat for purposes of establishing a quorum; (B) vote, or cause to be voted, all Common Shares beneficially owned by each Investor and their respective Affiliates and Associates on the Company’s proxy card or voting instruction form (1) in favor of each of the nominees for election as trustees nominated by the Board and recommended by the Board (and not in favor of any other nominees to serve on the Board), and (2) in accordance with the Board’s recommendations with respect to each of the proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s definitive proxy statement and any supplements thereto, including in favor of all matters recommended by the Board for shareholder approval and against all matters which the Board recommends against shareholder approval; provided however that, in connection with any matter (other than the election of nominees to the Board) to be voted upon by the Company’s shareholders, after the certification of the vote of the Company’s shareholders at the 2017 Annual Meeting, to the extent that the recommendation of Institutional Shareholder Services Inc. (“ISS”) differs from the Board’s recommendation with respect to such matter, the Investors may vote on the Company’s proxy card or voting instruction form in accordance with the recommendation of ISS; and (C) not execute any proxy card or voting instruction form in respect of such shareholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Company or the Board.

Pursuant to the Cooperation Agreement, each of the Investors has agreed, in connection with any action by written consent that is sought to be taken by any party other than the Company or the Board prior to the expiration of the Cooperation Period, not to vote and to take all necessary action, including, without limitation, the execution and completion of any consent revocation card solicited by the Company or the Board, in accordance with the recommendation of the Board, to cause not to be voted, any of the Common Shares beneficially owned by each Investor and/or their respective Affiliates and Associates on any consent card related to or affecting the removal, replacement or election of Board members and solicited by any party, other than the Company or the Board.

Pursuant to the Cooperation Agreement, each of the Investors has agreed, in connection with any demand by a shareholder of the Company that the Company call a special meeting of shareholders made prior to the expiration of the Cooperation Period, not to vote and to take all necessary action, including, but not limited to, the execution and completion of any consent revocation card solicited by the Company or the Board in accordance with the recommendation of the Board, to cause not to be voted, any of the Common Shares beneficially owned by each Investor and/or their respective Affiliates and Associates for any special meeting demand proposed or sought to be made by any party.

The Company and the Investor Group have also agreed to certain mutual non-disparagement and mutual release of claims provisions.

The foregoing description of the Cooperation Agreement is qualified in its entirely by reference to the full text of the Cooperation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

A copy of the press release issued by RAIT on May 26, 2017 announcing the execution of the Cooperation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

10.1	Cooperation Agreement dated May 25, 2017 by and among RAIT Financial Trust and Highland Capital Management, L.P. and each of the other persons set forth on the signature page of the Cooperation Agreement

99.1	RAIT Financial Trust Press Release issued on May 26, 2017

Important Additional Information And Where To Find It

RAIT, its trustees and certain of its executive officers are deemed to be participants in the solicitation of proxies from RAIT’s shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. On May 15, 2017, RAIT filed a definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from RAIT shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. Information regarding the names of RAIT’s trustees and executive officers and their respective interests in RAIT by security holdings or otherwise are set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY RAIT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by RAIT with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of RAIT’s corporate website at www.RAIT.com, by writing to RAIT’s Corporate Secretary at RAIT Financial Trust, Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, PA 19103, or by calling RAIT’s Secretary at (215) 207.2100.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: May 26, 2017	By:	/s/ Scott L.N. Davidson
		Name:	Scott L.N. Davidson
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1	Cooperation Agreement dated May 25, 2017 by and among RAIT Financial Trust and Highland Capital Management, L.P. and each of the other persons set forth on the signature page of the Cooperation Agreement

99.1	RAIT Financial Trust Press Release issued on May 26, 2017

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